EXECUTION COPY DEPOSIT ACCOUNT CONTROL AGREEMENT DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of June 4, 2015 among Avaya Canada Corp. (the "Lien Grantor"), Citibank, N.A., (the "Secured Party"), and Citibank, N.A., Canadian branch (the "Depositary Bank"). W I T N E S S E T H : WHEREAS, the Lien Grantor is the Depositary Bank's customer with respect to the Accounts (as defined below); WHEREAS, the Lien Grantor is party to a certain credit agreement dated as of June 4, 2015 between, inter alia, the Secured Party (the "Credit Agreement"); WHEREAS, in connection with the Credit Agreement the Lien Grantor has granted to the Secured Party a security interest in the Accounts pursuant to a separate agreement entered into between the Lien Grantor and the Secured Party. The Depositary Bank is being requested to enter into this Agreement and is willing to do so. NOW, THEREFORE, the parties hereto agree as follows: Section 1. Establishment of Accounts. The Depositary Bank confirms that the Depositary Bank has established the Account(s) set forth on Schedule I in the name of the Lien Grantor (such account(s) and any successor account(s), the "Accounts"). Section 2. Instructions. The Depositary Bank agrees to comply with any instructions originated by the Secured Party pursuant to Section 8 hereof directing disposition of funds in the Accounts without further consent by the Lien Grantor or any other person. The Secured Party agrees to provide any and all reasonably requested information by the Depositary Bank to enable the Depositary Bank to comply with instructions and/or provide the Secured Party with access to CitiDirect (the Depositary Bank's online banking platform used to initiate transfers). Section 3. Waiver of Lien; Waiver of Set-off. (i) Except for amounts referred to in Section 3(h), the Depositary Bank waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Accounts. Any amounts credited to the Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party. (ii) Notwithstanding Section 3(i), the Depositary Bank may charge or setoff (via automatic debit, by mechanical, electronic or manual means) the Deposit Account for: (A) all amounts due to it in respect of interest charges, its customary and agreed to fees and expenses for the routine maintenance and operation of the Accounts; LEGAL 23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA Exhibit 10.9

EXECUTION COPY (B) any adjustments or corrections of any posting or encoding errors (including any clerical errors or calculation errors); and (C) the face amount of any cheques, electronic credits, or other items that have been credited to the Accounts but at any time are subsequently returned, reversed, unpaid or otherwise uncollected, for any reason whatsoever. Section 4. Choice of Law and Waiver of Jury Trial. (i) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters pertaining to this Agreement. (ii) Each party waives all rights to trial by jury in any action, claim or proceeding (including any counterclaim) of any type arising out of or directly or indirectly relating to this Agreement. Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement between the Depositary Bank and the Lien Grantor with respect to the Accounts, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto. Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Depositary Bank does not know of any claim to, or interest in, the Accounts. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against any one or more of the Accounts, the Depositary Bank will promptly notify the Secured Party and the Lien Grantor thereof. Section 8. Lien Grantor Instructions; Notice of Exclusive Control; Provision of Information. (i) So long as the Depositary Bank has not received a Notice of Exclusive Control (as defined below), the Depositary Bank will comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Accounts. After the Depositary Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Accounts in the form of Exhibit A (a "Notice of Exclusive Control"), the Depositary Bank will cease complying with instructions of the Lien Grantor or any of its agents and shall thereafter comply only with written instructions of the Secured Party. LEGAL 23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY (ii) Notwithstanding Section 8(i) of this Agreement, for a period to be determined by the Depositary Bank, acting reasonably, following the receipt by the Depositary Bank of a Notice of Exclusive Control, the Depositary Bank agrees that the Accounts shall be frozen and the Depositary Bank shall not (i) accept any instructions in respect of the Accounts or any funds contained therein, whether in writing or otherwise, from any party to this Agreement or (ii) process any cheques drawn on any Account, provided that the Depositary Bank may, during such period, deposit any cheques or other funds received by it for deposit to the Account. Each party to this Agreement acknowledges and agrees that, where a Notice of Exclusive Control is delivered after 12:00 p.m. (Toronto time) on any Business Day, the Account shall be frozen in accordance with this 8(ii) effective as of the next Business Day. "Business Day" means a day (other than Saturday or Sunday) on which the Depositary Bank is open for general business in Toronto, Ontario. (iii) Depositary Bank shall provide to the Lien Grantor and Secured Party, at the Lien Grantor's expense, monthly statements summarizing the daily activity in the Account. Depositary Bank shall also provide to Secured Party, at the Lien Grantor's expense, such information compiled by Depositary Bank in accordance with the activity, on a daily, weekly or monthly basis, in the Account, as may be reasonably requested by Secured Party in writing. Section 9. Representations, Warranties and Covenants of the Depositary Bank. The Depositary Bank makes the following representations, warranties and covenants: (i) The Accounts have been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Depositary Bank will not change the name or account number of the Accounts without prior written notice to the Secured Party. (ii) This Agreement is a valid and binding agreement of the Depositary Bank. (iii) The Depositary Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Accounts pursuant to which it has agreed, or will agree, to comply with any instructions of such person. The Depositary Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Depositary Bank to comply with any instruction as agreed in Section 2 hereof. Section 10. Successors and Transferees. (i) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Except as provided in LEGAL_23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY Section lO(ii) below, a voluntary transfer of a party's rights or duties under this Agreement without the written consent of the other parties will be void. (ii) The Depositary Bank may transfer or assign its rights and duties under this Agreement to an affiliate or subsidiary, by contract or operation of law, without consent of the Lien Grantor or Secured Party, and will promptly provide notice to the parties. (iii) The Secured Party may transfer or assign its rights and duties under this Agreement with the prior written consent of the Depositary Bank, such consent not to be unreasonably withheld. Section 11. Notices. Except as otherwise provided herein, any notice to the Lien Grantor, the Depositary Bank or the Secured Party under the provisions hereof shall be given by courier delivery or by facsimile transmission and if so delivered shall be deemed to have been given at the time of such delivery and if so sent by telecopier shall be deemed to have been given on the date transmitted if transmitted between 9:00 am. and 5:00 p.m. (Toronto time) on a Business Day and otherwise on the first (1st) Business Day after transmission. Each party may likewise from time to time notify each other party of a change of address or facsimile number: Communications with the Lien Grantor shall be addressed as follows: Avaya Canada Corp. 11 Allstate Pkwy, Suite 300 Markham, ON L3R9T8 Attention: Adele FreedmanVP and Deputy GC, Corporate Law and Corporate Secretary Phone: Office (408) 562-3400; Mobile (415) 794-2582 Fax: 408-562-2853 Communications with the Secured Party shall be addressed as follows: Citibank, N.A. 390 Greenwich Street, 1st Floor New York, NY 10013 Attention: Brendan Mackay Phone: 212-723-3752 Fax: 646-862-8261 Communications with the Depositary Bank shall be addressed as follows: Citibank, N.A, Canadian branch LEGAL 23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY 123 Front Street, Suite 1800 Toronto, ON M5J 2M3 Attention: Customer Service Department Phone: 416-947-4174 Fax: 416-947-5462 Communications and delivery of Notice of Exclusive Control to the Depositary Bank shall be addressed as follows: Citibank, N.A, Canadian branch 123 Front Street, Suite 1900 Toronto, ON M5J 2M3 Attention: Global Subsidiaries Group Phone: 416-947-5864 Fax: 416-915-6347 Section 12. Termination. This Agreement may be terminated (i) by the Secured Party at any time by notice to the other parties or (ii) by the Depositary Bank upon 30 days notice to the other parties. Upon the effective date of termination by the Depositary Bank, the obligations of the Depositary Bank hereunder with respect to the operation and maintenance of the Accounts after the receipt of such notice shall terminate, and the Secured Party shall have no further right to originate instructions concerning the Accounts and any previous Notice of Exclusive Control delivered by the Secured Party shall be deemed to be of no further force and effect. Section 13. Indemnity; Depositary Bank's Responsibility. The Lien Grantor and, following the delivery of the Notice of Exclusive Control, the Secured Party, agrees to indemnify, defend and hold harmless the Depositary Bank against any loss, liability or expense (including reasonable fees and disbursements of counsel) incurred in connection with this Agreement, including any action taken by the Depositary Bank pursuant to the instructions of the Secured Party, except to the extent due to the gross negligence, bad faith or willful misconduct of the Depositary Bank or breach of any of the provisions hereof. The Lien Grantor confirms and agrees that the Depositary Bank shall not have any liability to the Lien Grantor for wrongful dishonor of any items as a result of any instructions of the Secured Party. In no event shall the Depositary Bank have liability for any indirect, consequential, special, punitive, or other such losses, even if the Depositary Bank has been notified of the likelihood of such damages. The Secured Party agrees to reimburse the Depositary Bank for any amount listed in Section 3(h) which remains unpaid by Lien Grantor for a period of 15 days from date of demand made by Depositary Bank or Depositary Bank is enjoined, stayed or prohibited from making demand.. The Depositary LEGAL_23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY Bank shall have no duty to inquire or determine whether the obligations of the Lien Grantor to the Secured Party are in default or whether the Secured Party is entitled to give any such instructions. The Depositary Bank is fully entitled to rely upon such instructions from the Secured Party without further inquiry into identity, authority, or right of the person issuing such instructions. Section 14. Limitation of Depositary Bank's Liability. Depositary Bank undertakes to perform only such duties as are expressly set forth in this Agreement and to deal with the Account with the degree of skill and care that Depositary Bank accords to all accounts and funds maintained and held by it on behalf of its customers. Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that Depositary Bank shall not be liable for any action taken by it or any of its directors, officers or employees in accordance with this Agreement except for its or their own gross negligence, bad faith, wilful misconduct, or breach of any of the provisions hereof. In no event shall Depositary Bank be liable for losses or delays resulting from computer malfunctions or interruption of communication facilities which are beyond Depositary Bank's control or from other causes which are beyond Depositary Bank's control or from force majeure or for indirect, special or consequential damages. Section 15. Amendments. This Agreement may only be amended or modified by written instrument signed by all parties hereto. Section 16. Severability. Any provision of this Agreement that is or becomes unenforceable shall be unenforceable to the extent of such unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, each of the parties hereby waives any provision of law that renders any provision hereof unenforceable in any respect. Section 17. Further Assurances. The parties shall at all times do, execute, acknowledge and deliver such acts, deeds and agreements as may be reasonably or desirable to give effect to the terms of this Agreement. Section 18. No Fiduciary Obligations. Nothing in this Agreement shall constitute any party to this Agreement a fiduciary in relation to any other party to this Agreement. Section 19. Counterparts. This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [remainder of page intentionally left blank] LEGAL 23808525.11 DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY IN WITNESS WUEREOI7, the parties hereto have duly executed this Agreement as of the day and year first above written. AVAYA CANADA CORP., as Lien. Grantor f ' \ By: .. — v Name: ' ,u Title: A j[ I fecL$tiitc DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY CITIBANK, N.A., as Secured Party By: Name: Title: Brendan Mackav Vp President and Director DEPOSIT ACCOUNT CONTROL AGREEMENT - CANADA

EXECUTION COPY CITIBANK, N.A., CANADIAN BRANCH, as Depositary Bank By: Name- Victoria Patterson Director Title: Citibank Canada-GTS (416)947-5885 DEPOSIT ACCOUNT CONTROL AGREEMENT • CANADA

EXECUTION COPY Exhibit A [Letterhead of Secured Party] Deposit Account Control Agreement Notice of Exclusive Control [Date] [Name and Address of Depositary Bank] Attention: Re: Notice of Exclusive Control Ladies and Gentlemen: As referenced in the Deposit Account Control Agreement dated as of , among Avaya Canada Corp. (the "Lien Grantor"), us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account numbers (the "Accounts"). You are instructed not to accept any directions or instructions with respect to the Accounts from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction. A copy of this notice is simultaneously provided to the Lien Grantor. We recognize that, as a condition to your complying with this Notice of Exclusive Control and the Deposit Account Control Agreement and to the extent that we have not already done so, we must provide you with other information as reasonably required by you. Very truly yours, CITIBANK, N.A. By: Name: Title: cc: Avaya Canada Corp. A-l LEGAL 23808525.11